MongoDB Announces Leadership Transition Chirantan “CJ” Desai Appointed President and Chief Executive Officer Dev Ittycheria to Remain on the Board of Directors Q3 FY26 Results Expected Above the High-End of Guidance Ranges Driven by Strength in Atlas NEW YORK, November 3, 2025 -- MongoDB, Inc. (NASDAQ: MDB) today announced that its Board of Directors has appointed Chirantan “CJ” Desai as President and Chief Executive Officer (“CEO”), effective November 10, 2025. Desai succeeds Dev Ittycheria, who, after 11 years leading MongoDB, has decided to retire from a full-time operating role. Ittycheria will remain on MongoDB’s Board and serve as an advisor to Desai to ensure a seamless transition and continued execution of the Company’s long-term strategy. The appointment follows a comprehensive CEO search supported by an executive search firm to identify a next-generation leader with deep experience in cloud infrastructure, AI, enterprise software, and product innovation – someone equipped to guide the Company on its continued journey towards durable, profitable growth. “CJ brings an exceptional blend of product and engineering leadership, strong go-to-market execution, and firsthand experience scaling some of the world’s most transformative software companies,” said Tom Killalea, Chairman of the MongoDB Board of Directors. “From driving organic revenue growth at ServiceNow to innovating for the enterprise at Cloudflare, CJ has consistently demonstrated the ability to lead at scale. His deep understanding and early deployment of AI in the enterprise will be invaluable as MongoDB continues to deliver for its customers. CJ has the unanimous support of MongoDB’s Board, and we are thrilled to welcome a leader of his caliber as our next President and CEO.” Desai joins MongoDB as a respected technology leader with over 25 years of experience pioneering innovative technology solutions in cloud infrastructure, enterprise software, cybersecurity, AI, and large-scale SaaS platforms. Most recently, Desai served as President of Product and Engineering at Cloudflare, where he drove product strategy and execution during a period of strong revenue growth and stock performance for the company. Prior to Cloudflare, Desai served as President and Chief Operating Officer at ServiceNow, where he helped organically scale the company from $1.5 billion to over $10 billion in annualized revenue. Desai has also previously held executive roles at EMC and Symantec, and he began his career with Oracle as a key member of the team that launched the company’s first cloud service. “MongoDB has long been the partner of choice for building applications that transform businesses, and now it is uniquely positioned to power the next wave of AI-driven applications,” said CJ Desai, MongoDB’s incoming President and CEO. “My directive is clear: by staying relentlessly close to customers, delivering category-defining products, and executing at scale, we can seize the enormous opportunities ahead. I’m grateful for the foundation that Dev and the executive team have built and am honored to take the baton from Dev to guide MongoDB through its next phase of innovation and growth.”

“On behalf of the Board, I’d like to thank Dev for his extraordinary leadership and enduring contributions during his long tenure at MongoDB,” said Killalea. “Over the past eleven years, he led one of the great growth stories in enterprise software, transforming MongoDB from an early-stage disruptor into a global technology leader. Dev’s strategic vision, operational discipline, and ability to attract world-class talent have set the company on a path of lasting success. He built not just a great business, but a culture that inspires people to do the best work of their careers. The Board is profoundly grateful for his leadership and his continued partnership.” “It has been the privilege of a lifetime to lead MongoDB since 2014, and I could not be prouder of what we have accomplished together,” said Dev Ittycheria, outgoing President and CEO of MongoDB. “Through relentless innovation, discipline, and teamwork, we transformed MongoDB into a global software leader with an enduring culture and a strong track record of execution. I am immensely grateful to our nearly 60,000 customers who have trusted and believed in us, to the incredible employees whose talent and dedication built this company into what it is today, and to our investors for their unwavering support and conviction in our mission. I have complete confidence in CJ’s leadership, experience, and judgment, and I look forward to supporting him and the executive team as they continue to build MongoDB into an iconic technology company.” Business Outlook Based on preliminary, unaudited results, the Company expects to exceed the high end of the provided third quarter fiscal year 2026 guidance for revenue, non-GAAP income from operations, and non-GAAP earnings per share, driven by continued strength in Atlas. MongoDB intends to report its finalized financial results for Q3 FY2026 on December 1, 2025. Investor Call MongoDB will host a conference call today, November 3, 2025, at 10:00 a.m. (Eastern Time) to discuss the leadership transition announced in this press release today. A live webcast of the call will be available on the "Investor Relations" page of MongoDB's website at https://investors.mongodb.com. To access the call by phone, please go to this link (registration link), and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at http://investors.mongodb.com. About MongoDB Headquartered in New York, MongoDB's mission is to empower innovators to create, transform, and disrupt industries with software. MongoDB's unified database platform was built to power the next generation of applications, and MongoDB is the most widely available, globally distributed database on the market. With integrated capabilities for operational data, search, real-time analytics, and AI-powered data retrieval, MongoDB helps organizations everywhere move faster, innovate more efficiently, and simplify complex architectures. Millions of developers and more than 50,000 customers across industries – including over 75% of the Fortune 100 – rely on MongoDB for their most important applications. To learn more, visit mongodb.com.

Forward-Looking Statements This press release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning MongoDB’s financial performance for the third fiscal quarter of fiscal year 2026, which preliminary financial results have not yet been reviewed by MongoDB’s independent public accounting firm and so are subject to revisions that could differ materially to finalized financial results. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "will," "would" or the negative or plural of these words or similar expressions or variations. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies, and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: our customers renewing their subscriptions with us and expanding their usage of software and related services; global political changes; the effects of the ongoing military conflicts between Russia and Ukraine and Israel and Hamas on our business and future operating results; economic downturns and/or the effects of rising interest rates, inflation and volatility in the global economy and financial markets on our business and future operating results; our potential failure to meet publicly announced guidance for the third quarter of fiscal year 2026 or other time periods or other expectations about our business and future operating results; liabilities, reputational harm or other adverse consequences resulting from use of AI in our product offerings and internal operations if they don't produce the desired benefits; our limited operating history; our history of losses; our potential failure to repurchase shares of our common stock at favorable prices, if at all; failure of our platform to satisfy customer demands; the effects of increased competition; our investments in new products and our ability to introduce new features, services or enhancements; social, ethical and security issues relating to the use of new and evolving technologies, such as artificial intelligence, in our offerings or partnerships; our ability to effectively expand our sales and marketing organization; our ability to continue to build and maintain credibility with the developer community; our ability to add new customers or increase sales to our existing customers; our ability to maintain, protect, enforce and enhance our intellectual property; the effects of social, ethical and regulatory issues relating to the use of new and evolving technologies, such as artificial intelligence, in our offerings or partnerships; the growth and expansion of the market for database products and our ability to penetrate that market; our ability to maintain the security of our software and adequately address privacy concerns; our ability to manage our growth effectively and successfully recruit and retain additional highly-qualified personnel; our ability to manage leadership transitions; the ability of our executive leadership to drive innovation and execute at scale; and the price volatility of our common stock. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission ("SEC"), including under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2025, filed with the SEC on August 27, 2025. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2025, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise. Contacts Investors ir@mongodb.com Media press@mongodb.com